EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2024 Financial Results

SAN RAFAEL, Calif., April 18, 2024 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the first quarter 2024 of $36.4 million and diluted earnings per common share ("EPS") of $1.37. First quarter 2024 results compare to fourth quarter 2023 net income of $39.5 million and EPS of $1.48.

"Westamerica’s first quarter 2024 results benefited from the Company’s valuable low-cost deposit base, of which 47 percent was represented by non-interest bearing checking accounts during the quarter; the annualized cost of funding our loan and bond portfolios was 0.20 percent for the first quarter 2024. First quarter 2024 operating expenses remained well controlled at 34 percent of total revenues on a fully-taxable equivalent basis. Our consistent application of conservative loan underwriting practices resulted in relatively stable nonperforming assets totaling $1.5 million,” said Chairman, President and CEO David Payne. “First quarter 2024 results generated an annualized 15.2 percent return on average common equity. Shareholders were paid a $0.44 per common share dividend during the first quarter 2024,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $66.1 million for the first quarter 2024, compared to $69.7 million for the fourth quarter 2023. The annualized yield earned on loans, bonds and cash for the first quarter 2024 was 4.50 percent compared to 4.52 percent for the fourth quarter 2023. The annualized cost of funding the loan and bond portfolios was 0.20 percent for the first quarter 2024 compared to 0.11 percent for the fourth quarter 2023.

The Company provided $300 thousand for the allowance for credit losses on loans in the first quarter 2024. The Allowance for Credit Losses on Loans was $15.9 million at March 31, 2024.

Noninterest income for the first quarter 2024 totaled $10.1 million compared to $11.0 million for the fourth quarter 2023. Debit card fees declined $524 thousand from the fourth quarter 2023 to the first quarter 2024 due to recognition of an annual volume-based incentive in the fourth quarter 2023. Merchant processing services fees declined $356 thousand from the fourth quarter 2023 to the first quarter 2024 due to reduced processing volumes.

Noninterest expenses for the first quarter 2024 were $26.1 million compared to $25.5 million for the fourth quarter 2023. Salaries and related benefits were $430 thousand higher in the first quarter 2024 compared to the fourth quarter 2023 due to seasonally higher payroll taxes, merit increases and higher welfare benefit costs.

The income tax provision (FTE) for the first quarter 2024 was $13.4 million compared to $15.7 million for the fourth quarter 2023. The fourth quarter 2023 includes a $492 thousand increase to reconcile the 2022 income tax provision to the filed 2022 tax returns.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2023 filed on Form 10-K and quarterly report for the quarter ended September 30, 2023 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information April 18, 2024
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2024

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'2024	Q1'2023	Change	Q4'2023

Net Interest and Fee Income (FTE)	$66,094	$69,562	-5.0%	$69,738
Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,550)	n/m	-
Noninterest Income	10,097	10,549	-4.3%	10,992
Noninterest Expense	26,099	26,210	-0.4%	25,517
Income Before Taxes (FTE)	49,792	55,451	-10.2%	55,213
Income Tax Provision (FTE)	13,375	15,000	-10.8%	15,745
Net Income	$36,417	$40,451	-10.0%	$39,468

Average Common Shares Outstanding	26,674	26,859	-0.7%	26,662
Diluted Average Common Shares Outstanding	26,675	26,866	-0.7%	26,664

Operating Ratios:
Basic Earnings Per Common Share	$1.37	$1.51	-9.3%	$1.48
Diluted Earnings Per Common Share	1.37	1.51	-9.3%	1.48
Return On Assets (a)	2.24%	2.31%		2.35%
Return On Common Equity (a)	15.2%	19.1%		16.7%
Net Interest Margin (FTE) (a)	4.30%	4.18%		4.41%
Efficiency Ratio (FTE)	34.3%	32.7%		31.6%

Dividends Paid Per Common Share	$0.44	$0.42	4.8%	$0.44
Common Dividend Payout Ratio	32%	28%		30%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'2024	Q1'2023	Change	Q4'2023

Interest and Fee Income (FTE)	$69,095	$70,033	-1.3%	$71,417
Interest Expense	3,001	471	537.2%	1,679
Net Interest and Fee Income (FTE)	$66,094	$69,562	-5.0%	$69,738

Average Earning Assets	$6,119,368	$6,665,156	-8.2%	$6,251,143
Average Interest- Bearing Liabilities	2,955,565	3,287,158	-10.1%	2,966,038

Yield on Earning Assets (FTE) (a)	4.50%	4.21%		4.52%
Cost of Funds (a)	0.20%	0.03%		0.11%
Net Interest Margin (FTE) (a)	4.30%	4.18%		4.41%
Interest Expense/
Interest-Bearing Liabilities (a)	0.41%	0.06%		0.22%
Net Interest Spread (FTE) (a)	4.09%	4.15%		4.30%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'2024	Q1'2023	Change	Q4'2023

Total Assets	$6,525,921	$7,112,317	-8.2%	$6,665,040
Total Earning Assets	6,119,368	6,665,156	-8.2%	6,251,143
Total Loans	853,553	945,864	-9.8%	873,635
Commercial Loans	133,422	165,360	-19.3%	139,535
Commercial Real Estate Loans	488,989	493,132	-0.8%	490,645
Consumer Loans	231,142	287,372	-19.6%	243,455
Total Investment Securities	5,098,539	5,548,780	-8.1%	5,182,557
Debt Securities Available for Sale	4,224,474	4,636,098	-8.9%	4,298,396
Debt Securities Held to Maturity	874,065	912,682	-4.2%	884,161
Total Interest-Bearing Cash	167,276	170,512	-1.9%	194,951

Loans/Deposits	15.9%	15.6%		15.7%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'2024	Q1'2023	Change	Q4'2023

Total Deposits	$5,379,060	$6,061,923	-11.3%	$5,573,281
Noninterest Demand	2,532,381	2,851,600	-11.2%	2,672,170
Interest-Bearing Transaction	1,058,292	1,233,439	-14.2%	1,085,864
Savings	1,691,716	1,847,428	-8.4%	1,713,803
Time greater than $100K	36,135	57,630	-37.3%	37,970
Time less than $100K	60,536	71,826	-15.7%	63,474
Total Short-Term Borrowings	108,886	76,835	41.7%	64,927
Bank Term Funding Program
Borrowings	62,582	-	n/m	-
Securities Sold under Repurchase
Agreements	46,304	76,835	-39.7%	64,927
Shareholders' Equity	965,840	858,473	12.5%	938,738

Demand Deposits/ Total Deposits	47.1%	47.0%		47.9%
Transaction & Savings Deposits / Total Deposits	98.2%	97.9%		98.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'2024
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned:
Total Earning Assets (FTE)	$6,119,368	$69,095	4.50%
Total Loans (FTE)	853,553	11,413	5.38%
Commercial Loans (FTE)	133,422	2,385	7.19%
Commercial Real Estate Loans	488,989	5,911	4.86%
Consumer Loans	231,142	3,117	5.42%
Total Investments (FTE)	5,098,539	55,399	4.32%
Total Debt Securities Available for Sale (FTE)	4,224,474	46,552	4.38%
Corporate Securities	2,114,861	14,555	2.75%
Collateralized Loan Obligations	1,461,182	26,700	7.23%
Agency Mortgage Backed Securities	252,828	1,552	2.45%
Securities of U.S. Government sponsored
entities	308,807	2,777	3.60%
Obligations of States and Political
Subdivisions (FTE)	72,569	544	3.00%
Other Debt Securities Available for Sale (FTE)	14,227	424	11.92%
Total Debt Securities Held to Maturity (FTE)	874,065	8,847	4.05%
Agency Mortgage Backed Securities	76,062	427	2.25%
Corporate Securities	729,273	7,816	4.29%
Obligations of States and Political
Subdivisions (FTE)	68,730	604	3.52%
Total Interest-Bearing Cash	167,276	2,283	5.40%

Interest Expense Paid:
Total Earning Assets	6,119,368	3,001	0.20%
Total Interest-Bearing Liabilities	2,955,565	3,001	0.41%
Total Interest-Bearing Deposits	2,846,679	2,106	0.30%
Interest-Bearing Transaction	1,058,292	119	0.05%
Savings	1,691,716	1,917	0.46%
Time less than $100K	60,536	49	0.33%
Time greater than $100K	36,135	21	0.23%
Total Short-Term Borrowings	108,886	895	3.30%
Bank Term Funding Program
Borrowings	62,582	843	5.40%
Securities Sold under Repurchase
Agreements	46,304	52	0.45%

Net Interest Income and
Margin (FTE)		$66,094	4.30%

	Q1'2023
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned:
Total Earning Assets (FTE)	$6,665,156	$70,033	4.21%
Total Loans (FTE)	945,864	11,834	5.07%
Commercial Loans (FTE)	165,360	2,760	6.77%
Commercial Real Estate Loans	493,132	5,627	4.63%
Consumer Loans	287,372	3,447	4.86%
Total Investments (FTE)	5,548,780	56,257	4.06%
Total Debt Securities Available for Sale (FTE)	4,636,098	47,114	4.06%
Corporate Securities	2,350,403	16,446	2.80%
Collateralized Loan Obligations	1,577,260	25,006	6.34%
Agency Mortgage Backed Securities	304,863	1,865	2.45%
Securities of U.S. Government sponsored
entities	306,441	2,777	3.62%
Obligations of States and Political
Subdivisions (FTE)	83,914	637	3.04%
Other Debt Securities Available for Sale (FTE)	13,217	383	11.59%
Total Debt Securities Held to Maturity (FTE)	912,682	9,143	4.01%
Agency Mortgage Backed Securities	101,911	547	2.15%
Corporate Securities	722,452	7,815	4.33%
Obligations of States and Political
Subdivisions (FTE)	88,319	781	3.54%
Total Interest-Bearing Cash	170,512	1,942	4.56%

Interest Expense Paid:
Total Earning Assets	6,665,156	471	0.03%
Total Interest-Bearing Liabilities	3,287,158	471	0.06%
Total Interest-Bearing Deposits	3,210,323	458	0.06%
Interest-Bearing Transaction	1,233,439	94	0.03%
Savings	1,847,428	280	0.06%
Time less than $100K	71,826	50	0.28%
Time greater than $100K	57,630	34	0.24%
Total Short-Term Borrowings	76,835	13	0.07%
Securities Sold under Repurchase
Agreements	76,835	13	0.07%

Net Interest Income and
Margin (FTE)		$69,562	4.18%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'2024	Q1'2023	Change	Q4'2023

Service Charges on Deposit Accounts	$3,470	$3,465	0.2%	$3,540
Merchant Processing Services	2,507	2,637	-4.9%	2,863
Debit Card Fees	1,543	1,642	-6.1%	2,067
Trust Fees	794	765	3.8%	764
ATM Processing Fees	591	654	-9.6%	622
Other Service Fees	438	399	9.7%	445
Other Noninterest Income	754	987	-23.6%	691
Total Noninterest Income	$10,097	$10,549	-4.3%	$10,992

Operating Ratios:
Total Revenue (FTE)	$76,191	$80,111	-4.9%	$80,730
Noninterest Income/Revenue (FTE)	13.3%	13.2%		13.6%
Service Charges/Avg. Deposits (a)	0.26%	0.23%		0.25%
Total Revenue (FTE) Per Avg.
Common Share (a)	$11.49	$12.10	-5.0%	$12.01

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'2024	Q1'2023	Change	Q4'2023

Salaries & Benefits	$12,586	$12,067	4.3%	$12,156
Occupancy and Equipment	5,040	5,485	-8.1%	4,958
Outsourced Data Processing	2,536	2,444	3.8%	2,441
Limited Partnership Operating Losses	1,440	1,434	0.4%	1,440
Professional Fees	402	476	-15.5%	389
Courier Service	649	615	5.5%	681
Other Noninterest Expense	3,446	3,689	-6.6%	3,452
Total Noninterest Expense	$26,099	$26,210	-0.4%	$25,517

Operating Ratios:
Noninterest Expense/ Avg. Earning Assets (a)	1.72%	1.59%		1.62%
Noninterest Expense/Revenues (FTE)	34.3%	32.7%		31.6%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q1'2024	Q1'2023	Change	Q4'2023

Average Total Loans	$853,553	$945,864	-9.8%	$873,635

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$16,867	$20,284	-16.8%	$17,744
Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,550)	n/m	-
Net ACLL (Losses) Recoveries	(1,288)	775	-266.2%	(877)
End of Period ACLL	$15,879	$19,509	-18.6%	$16,867

Gross ACLL Recoveries / Gross ACLL Losses	36%	138%		60%

Net ACLL Losses (Recoveries) /
Avg. Total Loans (a)	0.61%	-0.33%		0.40%

	(dollars in thousands)
			%
	3/31/24	3/31/23	Change	12/31/23
Allowance for Credit Losses on Loans	$15,879	$19,509	-18.6%	$16,867
Allowance for Credit Losses on
Held to Maturity Securities	1	1	0.0%	1
Total Allowance for Credit Losses	$15,880	$19,510	-18.6%	$16,868

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/24	3/31/23	Change	12/31/23
Nonperforming Loans:
Nonperforming Nonaccrual Loans	$957	$207	362.3%	$401
Performing Nonaccrual Loans	1	7	-85.7%	2
Total Nonaccrual Loans	958	214	347.7%	403
Accruing Loans 90+ Days Past Due	525	571	-8.1%	388
Total Nonperforming Loans	$1,483	$785	88.9%	$791

Total Loans Outstanding	$844,677	$938,628	-10.0%	$866,602
Total Assets	6,464,685	6,700,471	-3.5%	6,364,592

Loans:
Allowance for Credit Losses on Loans	$15,879	$19,509	-18.6%	$16,867
Allowance for Credit Losses on Loans /
Loans	1.88%	2.08%		1.95%
Nonperforming Loans/Total Loans	0.18%	0.08%		0.09%

10. Liquidity.

At March 31, 2024, the Company had $434,250 thousand in cash balances. During the twelve months ending March 31, 2025, the Company expects to receive $303,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at March 31, 2024, the Company’s debt securities which qualify as collateral for borrowing totaled $3,820,309 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at March 31, 2024, the Company had pledged $697,486 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at March 31, 2024, the Company had pledged $863,987 thousand in debt securities at the Federal Reserve Bank. During the Three months ended March 31, 2024, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $62,582 thousand and $-0- thousand, respectively, and at March 31, 2024, the Company’s borrowings from the Federal Reserve Bank and other correspondent banks were $200,000 thousand and $-0- thousand, respectively. At March 31, 2024, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,995,076 thousand. Debt securities eligible as collateral are shown at market value unless otherwise noted.

				(in thousands)
				3/31/24
Debt Securities Eligible as Collateral:
Corporate Securities				$2,577,324
Collateralized Loan Obligations rated AAA				496,419
Obligations of States and Political Subdivisions				135,051
Agency Mortgage Backed Securities				294,480
Securities of U.S. Government Sponsored Entities				117,035
Securities of U.S. Government Sponsored Entities (Par Value)				200,000
Total Debt Securities Eligible as Collateral				$3,820,309

Debt Securities Pledged as Collateral:
Deposits by Public Entities				($697,846)
Securities Sold under Repurchase Agreements				(257,936)
Other				(5,464)
Total Debt Securities Pledged as Collateral				($961,246)

Debt Securities Pledged at the Federal Reserve Bank				($863,987)

Estimated Debt Securities Available to Pledge				$1,995,076

11. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/24	3/31/23	Change	12/31/23

Shareholders' Equity	$791,691	$642,925	23.1%	$772,894
Total Assets	6,464,685	6,700,471	-3.5%	6,364,592
Shareholders' Equity/
Total Assets	12.25%	9.60%		12.14%
Shareholders' Equity/
Total Loans	93.73%	68.50%		89.19%
Tangible Common Equity Ratio	10.56%	7.92%		10.43%
Common Shares Outstanding	26,678	26,648	0.1%	26,671
Common Equity Per Share	$29.68	$24.13	23.0%	$28.98
Market Value Per Common Share	48.88	44.30	10.3%	56.41

	(shares in thousands)
			%
	Q1'2024	Q1'2023	Change	Q4'2023
Share Repurchase Programs:
Total Shares Repurchased / Canceled	4	274	n/m	-
Average Repurchase Price	$45.58	$50.11	n/m	$-
Net Shares (Issued) Repurchased	(7)	265	n/m	(22)

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/24	3/31/23	Change	12/31/23
Assets:
Cash and Due from Banks	$434,250	$195,202	122.5%	$190,314

Debt Securities Available for Sale
Corporate Securities	1,879,980	2,019,240	-6.9%	1,909,548
Collateralized Loan Obligations	1,420,584	1,542,377	-7.9%	1,484,597
Agency Mortgage Backed Securities	225,564	276,078	-18.3%	239,454
Securities of U.S. Government sponsored
entities	292,583	297,140	-1.5%	294,919
Obligations of States and Political
Subdivisions	70,466	82,678	-14.8%	71,283
Total Debt Securities Available for Sale	3,889,177	4,217,513	-7.8%	3,999,801

Debt Securities Held to Maturity
Agency Mortgage Backed Securities	73,023	98,006	-25.5%	78,565
Corporate Securities	730,350	723,553	0.9%	728,650
Obligations of States and Political
Subdivisions (2)	65,352	87,760	-25.5%	71,181
Total Debt Securities Held to Maturity (2)	868,725	909,319	-4.5%	878,396

Loans	844,677	938,628	-10.0%	866,602
Allowance For Credit Losses on Loans	(15,879)	(19,509)	-18.6%	(16,867)
Total Loans, net	828,798	919,119	-9.8%	849,735

Premises and Equipment, net	26,458	28,331	-6.6%	27,016
Identifiable Intangibles, net	291	523	-44.5%	347
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	295,313	308,791	-4.4%	297,310

Total Assets	$6,464,685	$6,700,471	-3.5%	$6,364,592

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,514,161	$2,788,992	-9.9%	$2,605,844
Interest-Bearing Transaction	1,066,038	1,201,356	-11.3%	1,072,233
Savings	1,681,921	1,783,667	-5.7%	1,699,388
Time	92,805	125,300	-25.9%	96,802
Total Deposits	5,354,925	5,899,315	-9.2%	5,474,267

Bank Term Funding Program
Borrowings	200,000	-	n/m	-
Securities Sold under Repurchase
Agreements	50,334	83,088	-39.4%	58,162
Total Short-Term Borrowed Funds	250,334	83,088	201.3%	58,162

Other Liabilities	67,735	75,143	-9.9%	59,269
Total Liabilities	5,672,994	6,057,546	-6.3%	5,591,698

Shareholders' Equity:
Common Equity:
Paid-In Capital	473,989	471,159	0.6%	473,171
Accumulated Other
Comprehensive Loss	(196,857)	(231,573)	-15.0%	(190,282)
Retained Earnings	514,559	403,339	27.6%	490,005
Total Shareholders' Equity	791,691	642,925	23.1%	772,894

Total Liabilities and
Shareholders' Equity	$6,464,685	$6,700,471	-3.5%	$6,364,592

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'2024	Q1'2023	Change	Q4'2023
Interest & Fee Income:
Loans	$11,324	$11,740	-3.5%	$11,606
Equity Securities	174	152	14.5%	174
Debt Securities Available for Sale	46,243	46,810	-1.2%	47,783
Debt Securities Held to Maturity	8,722	8,980	-2.9%	8,799
Interest-Bearing Cash	2,283	1,942	17.6%	2,690
Total Interest & Fee Income	68,746	69,624	-1.3%	71,052

Interest Expense:
Transaction Deposits	119	94	26.6%	128
Savings Deposits	1,917	280	584.6%	1,431
Time Deposits	70	84	-16.7%	76
Bank Term Funding Program
Borrowings	843	-	n/m	-
Securities Sold under Repurchase
Agreements	52	13	306.0%	44
Total Interest Expense	3,001	471	537.2%	1,679

Net Interest Income	65,745	69,153	-4.9%	69,373

Provision (Reversal of Provision)
for Credit Losses (1)	300	(1,550)	n/m	-

Noninterest Income:
Service Charges on Deposit Accounts	3,470	3,465	0.2%	3,540
Merchant Processing Services	2,507	2,637	-4.9%	2,863
Debit Card Fees	1,543	1,642	-6.1%	2,067
Trust Fees	794	765	3.8%	764
ATM Processing Fees	591	654	-9.6%	622
Other Service Fees	438	399	9.7%	445
Other Noninterest Income	754	987	-23.6%	691
Total Noninterest Income	10,097	10,549	-4.3%	10,992

Noninterest Expense:
Salaries and Related Benefits	12,586	12,067	4.3%	12,156
Occupancy and Equipment	5,040	5,485	-8.1%	4,958
Outsourced Data Processing	2,536	2,444	3.8%	2,441
Limited Partnership Operating Losses	1,440	1,434	0.4%	1,440
Professional Fees	402	476	-15.5%	389
Courier Service	649	615	5.5%	681
Other Noninterest Expense	3,446	3,689	-6.6%	3,452
Total Noninterest Expense	26,099	26,210	-0.4%	25,517

Income Before Income Taxes	49,443	55,042	-10.2%	54,848
Income Tax Provision	13,026	14,591	-10.7%	15,380
Net Income	$36,417	$40,451	-10.0%	$39,468

Average Common Shares Outstanding	26,674	26,859	-0.7%	26,662
Diluted Average Common Shares Outstanding	26,675	26,866	-0.7%	26,664

Per Common Share Data:
Basic Earnings	$1.37	$1.51	-9.3%	$1.48
Diluted Earnings	1.37	1.51	-9.3%	1.48
Dividends Paid	0.44	0.42	4.8%	0.44
Footnotes and Abbreviations:

(1) A recovery of a previously charged off loan in the first quarter 2023 resulted in a $1,550 thousand reversal of the allowance for credit loss provision in the first quarter 2023.

(2) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at March 31, 2024, December 31, 2023 and March 31, 2023.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized